UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

March 14, 2025

Date of Report (Date of earliest event reported)

LIMONEIRA COMPANY

(Exact name of registrant as specified in its charter)

Delaware	001-34755	77-0260692
(State or other jurisdiction	(Commission File Number)	(I.R.S. Employer Identification
of incorporation)		No.)

1141 Cummings Road

Santa Paula, CA 93060

(Address of principal executive offices and zip code)

(805) 525-5541

(Registrant’s Telephone Number, Including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common Stock, par value $0.01 per share	LMNR	The NASDAQ Stock Market LLC (NASDAQ Global Select Market)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01	Other Events

Share Repurchase Program

On March 14, 2025, the Board of Directors of Limoneira Company, a Delaware corporation (the “Company”), approved a share repurchase program authorizing the Company to repurchase up to $30,000,000 shares of its outstanding shares of common stock, par value $0.01 (“Common Stock”). Repurchases of shares of Common Stock under the share repurchase program will be made in accordance with applicable securities laws and may be made under a variety of methods, which may include open market or in privately negotiated transactions. The share repurchase program may be modified, suspended or discontinued at any time and does not commit the Company to repurchase shares of the Common Stock. The extent to which the Company repurchases shares of Common Stock, and the timing of such repurchases, will depend upon a variety of factors, including market conditions, regulatory requirements and other corporate considerations, as determined by the Company.

Termination of Process of Exploring Potential Strategic Alternatives

On March 14, 2025, the Company determined to formally cease its process to explore potential strategic alternatives that was previously announced in a press release and Current Report on Form 8-K as filed with the Securities and Exchange Commission on December 1, 2023.

On March 17, 2025, the Company issued a press release announcing the share repurchase program and the conclusion of the process to explore potential strategic alternatives, which is attached as Exhibit 99.1 to this Current Report on Form 8-K.

Item 9.01	Financial Statements and Exhibits.

Exhibit Number	Description

99.1	Limoneira Company Press Release dated March 17, 2025.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 17, 2025	LIMONEIRA COMPANY

	By:	/s/ Mark Palamountain
Mark Palamountain
Executive Vice President, Chief Financial Officer and Treasurer